UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2022

ASHFORD INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36400	84-2331507
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1200 Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 490-9600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AINC	NYSE American LLC

ITEM 4.02 - NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

(a)

Correction of Errors in Previously Issued Financial Statements

As part of the Company’s financial statement close process and preparation of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 ("2021 Form 10-K"), we identified errors related to the recognition of cost reimbursement revenue and reimbursed expenses within our subsidiary, Remington Lodging & Hospitality, LLC, for certain insurance and hotel management related salaries and benefits costs that are reimbursed from hotel owners. Due to these errors, on March 22, 2022, management and the Audit Committee of the Company’s Board of Directors, after consultation with the Company’s independent registered public accounting firm, BDO USA LLP, concluded that the interim consolidated financial statements previously issued by the Company for the quarterly periods ended March 31, 2021 and 2020, June 30, 2021 and 2020 and September 30, 2021 and 2020 (collectively, the “Prior Period Interim Financial Statements”) should no longer be relied upon. In addition, the Company determined that its annual consolidated financial statements for the years ended December 31, 2020 and 2019 (collectively, the “Prior Period Annual Financial Statements”) were not materially misstated but needed to be revised. The errors had no impact on the Company’s net income, earnings per share, Adjusted EBITDA, Adjusted Net Income per Share, the consolidated balance sheets, consolidated statements of other comprehensive income (loss), consolidated statements of equity (deficit) and consolidated statements of cash flows.

As a result, the Company is revising the Prior Period Annual Financial Statements, including Management’s Discussion and Analysis of Financial Condition and Results of Operations for those periods, and restating the Prior Period Interim Financial Statements.

The restated Prior Period Interim Financial Statements and revised Prior Period Annual Financial Statements will be included in the 2021 Form 10-K, which the Company expects to file by the time period prescribed for such filing, including any available extension if needed to finalize the consolidated financial statements and disclosures and complete the associated audit work. The Company intends to include the restated Prior Period Interim Financial Statements in an unaudited quarterly financial information note to the consolidated financial statements. The Company does not intend to file amended Quarterly Reports on Form 10-Q to reflect the restatement.

Identification of Material Weakness

The Company has determined that the restatement and revisions of the Company's previously issued financial statements as described above indicates the existence of a material weakness in its internal control over financial reporting and that the Company's internal control over financial reporting and disclosure controls and procedures were ineffective as of December 31, 2021. The Company will report the material weakness in its 2021 Form 10-K and intends to create a plan of remediation to address the material weakness.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHFORD INC.

	By:	/s/ Alex Rose
Alex Rose
Executive Vice President, General Counsel & Secretary

Date: March 24, 2022

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